Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.8765%


        Excess Protection Level
          3 Month Average   5.76%
          September, 2000   5.76%
          August, 2000   5.53%
          July, 2000   5.97%


        Cash Yield                                  19.32%


        Investor Charge Offs                         4.49%


        Base Rate                                    9.07%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,612,451,744.68